SELIGMAN
                               ==================
                                     SELECT
                               ==================

                                   MUNICIPAL
                                   FUND, INC.

                                [PHOTO OMITTED]

                                 [LOGO OMITTED]

                              FIRST QUARTER REPORT
                                 MARCH 31, 2001

TO THE STOCKHOLDERS

For the three months ended March 31, 2001, Seligman Select Municipal Fund delivered a total return of 5.21% based on market price and 2.33% based on net asset value. The Fund's yield on March 31, 2001, based on market price, remained competitive at 5.99%. For investors in higher tax brackets, the Fund may be particularly attractive -- at period-end, it offered a taxable equivalent yield of 9.91%, based on a federal tax bracket of 39.6%. Preferred Stockholders in Series A and Series B of the Fund were paid dividends at annual rates ranging from 3.25% to 3.95%.

    During the first quarter of 2001, the US economy continued to show signs of weakness, a trend that began in the fourth quarter of 2000. The slowdown was felt most acutely in the manufacturing sector, and was reflected in shrinking corporate profits. Reacting to this weakness, the Federal Reserve Board lowered interest rates 100 basis points in January and another 50 points at its meeting in March. In a surprise move, the Fed cut rates an additional 50 basis points on April 18. In a statement explaining its action, the Fed described economic growth as "unacceptably weak," and did not cite inflation as being a threat, thereby signaling that further rate reductions in 2001 are very possible.

    Accordingly, both short-term and long-term rates declined during the first quarter, with short-term rates falling more sharply. At the beginning of this period, the 10-year US Treasury note yielded 5.12%; by the end of the period, it was yielding 4.93%, a decline of just 19 basis points. During the same period, the one-year Treasury bill fell by over 100 basis points. Long-term municipal yields, as measured by the Bond Buyer 20-Bond General Obligation Index, ended the quarter at a 5.14% yield, unchanged from year-end. Over the past quarter, municipal bonds were less volatile than Treasury bonds. The yield differential between the high and low municipal yields was 21 basis points. In contrast, yields on the 30-year and 10-year Treasury bonds fluctuated by 42 and 54 basis points, respectively. Despite a lower yield environment, however, municipal bonds have retained their popularity among investors because they offer both highly competitive taxable equivalent yields and a safe haven from the continuing volatility of the stock market.

    The municipal bond market experienced heavy volume during the first quarter as issuers took advantage of lower interest rates. Refunding bonds, which, in general, are issued to retire outstanding, higher cost debt, increased dramatically. In the first quarter of 2001, refunding volume represented 23% of total issuance compared to just 9% for the same period last year.

    Looking ahead, we are cautiously optimistic that the Fed's continuing intervention will allow the economy to avoid a recession. After a very successful year in 2000, we believe economic conditions and market sentiment still favor municipal bonds, and we expect Seligman Select Municipal Fund to continue to provide competitive returns.

    We thank you for your continued support of Seligman Select Municipal Fund and look forward to serving your investment needs for many years to come. A discussion with your Portfolio Manager, as well as the Fund's performance history and financial statements, including a portfolio of investments, follows this letter.

By order of the Board of Directors,

/s/ William C. Morris
---------------------
William C. Morris
Chairman

                              /s/ Thomas G. Moles
                              -------------------
                              Thomas G. Moles
                              President

April 30, 2001

INTERVIEW WITH YOUR PORTFOLIO MANAGER, THOMAS G. MOLES

WHAT ECONOMIC AND MARKET FACTORS AFFECTED SELIGMAN SELECT MUNICIPAL FUND DURING THE FIRST QUARTER?

   The slowdown in the US economy intensified during Seligman Select Municipal Fund's first quarter, exacerbated by stock market losses and oil price increases. The sharp deceleration in the pace of growth prompted the Federal Reserve Board to intervene on four occasions thus far in 2001, including unscheduled meetings on January 3 and April 18, in an effort to avert a recession and restore waning investor confidence. Long-term municipal yields, which had been trending lower throughout most of 2000, continued to decline at the start of the first quarter. The attractive interest rate environment spurred a significant increase in municipal supply. For the quarter, municipal volume grew by 43%. Issuance of refunding bonds, which are particularly interest rate sensitive, increased by an impressive 293% and represented 24% of total new issue supply year-to-date. The added supply was, for the most part, readily absorbed due to improved retail and institutional demand. For the remainder of the quarter, yields fluctuated in a narrow trading range, finally ending the quarter at the same levels at which they began it. The prevailing positive municipal market fundamentals contributed to the Fund's competitive investment performance results for the first quarter of 2001.

WHAT WAS YOUR INVESTMENT STRATEGY DURING THIS PERIOD?

   Throughout the Fund's first quarter, we maintained a positive outlook on long-term interest rates. Consistent with our expectations, we continued to focus on municipal bonds at the long end of the yield curve. In general, the longer the maturity of a bond, the greater the price appreciation as interest rates decline. Conversely, during periods of rising rates, the price of long-term bonds will realize more of a decline than shorter-maturity bonds. During the past three months, we also sought to improve the call protection of the Fund by reducing the percentage of short-call bonds in the portfolio. Lastly, in order to maximize investment returns during this bullish period for the bond market, lower yielding cash positions have been kept to a minimum.


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SELIGMAN MUNICIPALS TEAM: (FROM LEFT) EILEEN COMERFORD, AUDREY KUCHTYAK,
THERESA BARION, DEBRA MCGUINNESS, THOMAS G. MOLES (PORTFOLIO MANAGER)

INTERVIEW WITH YOUR PORTFOLIO MANAGER, THOMAS G. MOLES

WHAT IS YOUR OUTLOOK?

   The outlook for the US economy has undergone a dramatic shift over the past six months. At present, we are cautiously optimistic that continuing intervention by the Federal Reserve Board will limit the severity and duration of the current slowdown and achieve a "soft landing" for the economy. Recent economic indicators have been encouraging, including stronger-than-expected GDP growth in the first quarter. We remain upbeat regarding the prospects for the municipal market. Currently, Seligman Select Municipal Fund is positioned to benefit from a continuation of the positive trends that have characterized the municipal market throughout the past quarter.

INVESTMENT RESULTS PER COMMON SHARE

TOTAL RETURNS*

FOR PERIODS ENDED MARCH 31, 2001


                                                       Average Annual
                                                -------------------------------
                                   Three         One        Five          Ten
                                  Months        Year        Years        Years
                                  ------        ----        -----       -------
     Market Price**                5.21%       19.44%       3.33%       6.28%
     Net Asset Value**             2.33%       14.79%       6.92%       8.06%


PRICE PER SHARE

                                    March 31,     December 31,
                                      2001            2000
                                   ----------      -----------
         Market Price                $10.24          $ 9.75
         Net Asset Value              11.75           11.65

DIVIDEND AND CAPITAL GAIN INFORMATION

FOR THE THREE MONTHS ENDED MARCH 31, 2001

                                                           Capital Gain
                                                     -------------------------
                                  Dividends Paid+    Realized      Unrealized
                                 ----------------     -------       ---------
                                      $0.153          $0.011        $0.760++

ANNUAL DISTRIBUTION RATE

The annual distribution rate based on current market price at March 31, 2001, was 5.99%, which is equivalent to a taxable yield of 9.91% based on the maximum federal tax rate of 39.6%.

      --------------------------------------------------------------------

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

 *   Returns for periods of less than one year are not annualized.

** These rates of return reflect changes in the market price or net asset value, as applicable, and assume that all distributions within the period are invested in additional shares.

 + Preferred Stockholders were paid dividends at annual rates ranging from 3.25% to 3.95%. Earnings on the Fund's assets in excess of the Preferred dividend requirements constituted dividend income for Common Stockholders. A portion of dividends paid to Common Stockholders may be taxable as ordinary income.

++ Represents the per share amount of unrealized appreciation of portfolio securities as of March 31, 2001.

Portfolio of Investments (unaudited)
MARCH 31, 2001
--------------------------------------------------------------------------------
----------------------------------------------------
                               FACE
RATINGS
STATE                         AMOUNT                 MUNICIPAL BONDS
MOODY'S/S&P        MARKET VALUE
--------------------------------------------------------------------------------
----------------------------------------------------
ALABAMA-- 6.3%          $   10,000,000  Jefferson County Sewer Rev.
                                          (Capital Improvement Warrants),
                                          5.125% due 2/1/2039
 ............................      Aaa/AAA          $  9,604,500
                             5,000,000  McIntosh Industrial Development Board,
                                          Environmental Facilities Rev.
(CIBASpecialty
                                          Chemicals), 5.375% due 6/1/2028
 ................      A2/AA-              4,892,650
ALASKA-- 2.9%                2,395,000  Alaska Energy Authority Power Rev.
                                          (Bradley Lake Hydroelectric Project),
                                          6% due 7/1/2021
 ................................      Aaa/AAA             2,704,170
                             3,905,000  Alaska Housing Finance Corp.
(Collateralized
                                          Home Mortgage Rev.), 7.65% due
6/1/2024 ........      Aaa/AAA             4,017,347
CALIFORNIA-- 16.5%           9,130,000  California Pollution Control Financing
Authority
                                          Sewage and Solid Waste Disposal
Facilities
                                          Rev. (Anheuser-Busch Project),
                                          5.75% due 12/1/2030*
 ...........................       A1/A+              9,466,440
                             4,100,000  Foothill/Eastern Transportation Corridor
Agency
                                          Toll Road Rev., 5.75% due 1/15/2040
 ............     Baa3/BBB-            4,129,110
                             4,000,000  San DiegoPublic Facilities Financing
Authority
                                          Sewer Rev. Series 1999-A, 5% due
5/15/2029 .....      Aaa/AAA             3,928,640
                             5,700,000  San Diego Public Facilities Financing
Authority
                                          Sewer Rev. Series 1999-B, 5% due
5/15/2029 .....      Aaa/AAA             5,598,312
                            10,000,000  San Francisco City and County Airports
                                          Commission Rev. (International
Airport),
                                          6.30% due 5/1/2025*
 ............................      Aaa/AAA            10,641,600
                             4,000,000  San Joaquin Hills Transportation
Corridor Agency
                                          Rev. (Orange County Senior Lien Toll
Road),
                                          6.75% due 1/1/20320
 ............................      Aaa/AAA             4,322,760
GEORGIA-- 3.6%               7,965,000  Georgia Housing and Finance Authority
Rev.
                                          (Single Family Mortgage), 6.10% due
6/1/2031* ..      AA2/AAA             8,300,247
ILLINOIS-- 3.3%              7,500,000  Chicago GOs, 5.50% due 1/1/2040
 ..................      Aaa/AAA             7,628,700
LOUISIANA-- 4.4%             8,520,000  Louisiana Public Facilities Authority
Hospital Rev.
                                          (Southern Baptist Hospitals, Inc.
Project), 8%
                                          due 5/15/2012+
 .................................      NR/AAA             10,265,237
MASSACHUSETTS-- 1.9%         4,000,000  Massachusetts Bay Transportation
Authority
                                          General Transportation System Rev.,
                                          5.625% due 3/1/20260
 ...........................      Aaa/AAA             4,372,920
MICHIGAN-- 0.9%              2,000,000  Kalamazoo Hospital Finance Authority
Rev.
                                          (Bronson Methodist Hospital),
                                          5.50% due 5/15/2028
 ............................      Aaa/NR              2,034,740
MINNESOTA-- 1.1%             2,500,000  Minnesota Agricultural and Economic
                                          Development Board Rev. (Evangelical
                                          Lutheran Good Samaritan Society
Project),
                                          6.625% due 8/1/2025
 ............................       A3/A-              2,588,425
MISSOURI-- 2.6%             6,000,000  Missouri State Housing Development
Commission
                                          Single Family Mortgage Rev.
(Homeownership
                                          Loan Program), 5.50% due 3/1/2033*
 .............      NR/AAA              6,017,220


---------------------
See footnotes on page 7.
                                                                              5

--------------------------------------------------------------------------------
----------------------------------------------------
                               FACE
RATINGS
STATE                         AMOUNT                 MUNICIPAL BONDS
MOODY'S/S&P        MARKET VALUE
--------------------------------------------------------------------------------
----------------------------------------------------

NEW JERSEY-- 3.5%          $ 8,000,000  New Jersey Economic Development
Authority
                                          Water Facilities Rev. (American Water
Co. Inc.),
                                          5.375% due 5/1/2032*
 ...........................      Aaa/AAA          $  8,115,600
NEW YORK-- 9.4%             10,000,000  New York State Energy Research &
Development
                                          Authority Electric Facilities Rev.
(Consolidated
                                          Edison Co. NY Inc. Project), 6.10% due
8/15/2020      Aaa/AAA            10,681,300
                            10,000,000  New York State Thruway Authority General
Rev.,
                                          6% due 1/1/20250
 ...............................      Aaa/AAA            11,039,500
NEW YORK AND                 6,500,000  Port Authority of New York and New
Jersey
  NEW JERSEY-- 3.0%                       (JFK International Air Terminal LLC
Project
                                          Rev.), 5.75% due 12/1/2022*
 ....................      Aaa/AAA             6,900,075
OHIO-- 1.4%                  2,895,000  Cleveland Waterworks Improvement First
                                          Mortgage Rev., 5.75% due 1/1/20210
 .............      Aaa/AAA             3,191,911
                               105,000  Cleveland Waterworks Improvement First
                                          Mortgage Rev., 5.75% due 1/1/2021
 ..............      Aaa/AAA               110,254
PENNSYLVANIA-- 7.1%          2,500,000  Allegheny County Airport Rev. (Greater
Pittsburgh
                                          International Airport), 6.80% due
1/1/2010* ....      Aaa/AAA             2,602,400
                             3,000,000  Lehigh County Industrial Development
Authority
                                          Pollution Control Rev. (Pennsylvania
Power &
                                          Light Company Project), 6.15% due
8/1/2029 .....      Aaa/AAA             3,192,090
                            10,000,000  Philadelphia Airport Rev., 6.10% due
6/15/2025*...      Aaa/AAA            10,527,200
SOUTH CAROLINA-- 2.2%        5,000,000  South Carolina Ports Authority Rev.,
5.30%
                                          due 7/1/2026*
 ..................................      Aaa/AAA             4,972,000
SOUTH DAKOTA-- 1.9%          3,995,000  South Dakota Housing Development
Authority
                                          (Home ownership Mortgage Rev.),
                                          6.30% due 5/1/2030*
 ............................      Aa1/AAA             4,205,177
TENNESSEE-- 3.8%             8,000,000  Humphreys County Industrial Development
Board
                                          Solid Waste Disposal Rev. (E.I. duPont
de
                                          Nemours & Co. Project), 6.70% due
5/1/2024* ....      Aa3/AA-             8,723,360
TEXAS-- 11.0%                5,000,000  Dallas-Fort Worth International Airports
                                          Rev., 5.75% due 11/1/2030*
 .....................      Aaa/AAA             5,163,800
                             4,000,000  Houston Higher Education Finance
Corporation Rev.
                                          (Rice University Project), 5.375% due
11/15/2029      Aaa/AAA             4,046,200
                             3,000,000    Houston Texas Airport, 5.62% due
7/1/2030* .....      Aaa/AAA             3,065,700
                             5,000,000  Lower Neches Valley Authority Industrial
                                          Development Corp. Sewer Facilities
Rev. (Mobil
                                          Oil Refining Corp. Project), 6.40% due
3/1/2030*      Aaa/AAA             5,293,600
                             7,500,000  Matagorda County Navigation District No.
1
                                          Pollution Control Rev. (Central Power
and Light
                                          Co. Project), 6.125% due 5/1/2030*
 .............      Aaa/AAA             7,928,700
VIRGINIA-- 1.8%              5,000,000  Pocahontas Parkway Association Toll Road
Rev.
                                          (Route 895 Connector), 5.50% due
8/15/2028 .....     Baa3/BBB-            4,224,050


---------------------
See footnotes on page 7.

Portfolio of Investments (continued)
MARCH 31, 2001
--------------------------------------------------------------------------------
----------------------------------------------------
                               FACE
RATINGS
STATE                         AMOUNT                 MUNICIPAL BONDS
MOODY'S/S&P        MARKET VALUE
--------------------------------------------------------------------------------
----------------------------------------------------


WASHINGTON-- 9.1%          $ 4,795,000  Chelan County Public Utility District
No. 001
                                          (Chelan Hydro Consolidated System
Rev.),
                                          6.25% due 7/1/2017*
Aaa/AAA          $  5,178,073
                             5,000,000  Chelan County Public Utility District
No. 001
                                          (Chelan Hydro Consolidated System
Rev.),
                                          6.35% due 7/1/2028*
Aaa/AAA             5,388,150
                            10,000,000  King County Sewer GOs, 6.125% due
1/1/2033            Aaa/AAA            10,541,700

-------------
TOTAL MUNICIPAL BONDS (Cost $215,506,483)--
97.7%........................................................       225,603,858
VARIABLE RATE DEMAND NOTES (Cost $1,900,000)--
0.8%............................................. ........         1,900,000
OTHER ASSETS LESS LIABILITIES--
1.5%.....................................................................
3,510,143

-------------
NET INVESTMENT ASSETS--
100.0%..........................................................................
 .      $231,014,001

=============


---------------------

* Interest income earned from this security is subject to the federal alternative minimum tax.

+ Escrowed-to-maturity security.

0 Pre-refunded security.

Note: Investments in municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with proce-dures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

                      Seligman Select Municipal Fund, Inc.
                                   MANAGED BY

                                 [LOGO OMITTED]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        Investment Managers and Advisors
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017

                                www.seligman.com
                     PHOTO: COURTESY MICHIGAN TRAVEL BUREAU

                                                                    CESEL3a 3/01